UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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Form 8-K
_____________________________________________________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 16, 2018
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Forest City Realty Trust, Inc.
(Exact name of registrant as specified in its charter)
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Maryland (State or other jurisdiction of incorporation or organization)	1-37671 (Commission File Number)	47-4113168 (I.R.S. Employer Identification No.)

Key Tower, 127 Public Square Suite 3100, Cleveland, Ohio		44114
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: 216-621-6060

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging Growth Company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously disclosed in the Company’s Current Report on Form 8-K filed on March 27, 2018 (the “March 27 Current Report”), on March 22, 2018, Forest City Realty Trust, Inc. (the “Company”) entered into an agreement with Starboard Value LP and certain of its affiliates (the “Starboard Agreement”) and also entered into an agreement with Scopia Capital Management LP and certain of its affiliates (the “Scopia Agreement” and together with the Starboard Agreement, the “Agreements”).
Pursuant to and in accordance with the Agreements, (i) each of Arthur Anton, Scott Cowen, Christine Detrick, Michael Esposito, Deborah Harmon, Craig Macnab, Brian Ratner, Ronald Ratner and Deborah Ratner Salzberg resigned from the Company’s board of directors (the “Board”) and each committee of the Board on which they serve as of April 16, 2018 and (ii) each of Michelle Felman, Jerome Lande, Adam S. Metz, Gavin T. Molinelli, Marran H. Ogilvie, Mark S. Ordan, William R. Roberts and Robert A. Schriesheim (collectively, the “New Directors”) were appointed to the Board as of April 16, 2018 to fill vacancies resulting from the aforementioned resignations. No resignation described in this Item 5.02 involved any disagreement with the Board, the Company or its management on any matter relating to the Company’s operations, policies or practices.
As previously disclosed in the March 27 Current Report, pursuant to the Starboard Agreement, the Company agreed that Starboard will have the right to recommend one director for appointment to the Board. On April 2, 2018, Starboard recommended Gavin Molinelli for appointment to the Board. As also previously disclosed in the March 27 Current Report, pursuant to the Scopia Agreement, the Company agreed that Scopia will have the right to recommend one director for appointment to the Board. On April 11, 2018, Scopia recommended Jerome Lande for appointment to the Board.
As of the date of the appointments, none of the New Directors has entered into or proposed to enter into any transactions required to be reported under Item 404(a) of Regulation S-K. The New Directors will receive the same compensation as the Company’s other non-employee directors, which is described in the Company’s 2017 Proxy Statement under the heading Director Compensation, except in the case of Mr. Lande, who has waived equity grants and whose cash retainers will paid directly to Scopia Capital Management LP in order to comply with internal compensation requirements from Scopia Capital Management LP.
The membership of the committees of the Board have been reconstituted as follows:

Audit Committee	Compensation Committee	Corporate Governance and Nominating Committee
Robert A. Schriesheim (Chair)	Mark Ordan (Chair)	Gavin T. Molinelli (Chair)
Kenneth J. Bacon	Michelle Felman	Z. Jamie Behar
Z. Jamie Behar	Adam S. Metz	Jerome Lande
Adam S. Metz	Gavin T. Molinelli	Marran H. Ogilvie
Marran H. Ogilvie	William R. Roberts	Robert A. Schriesheim

On April 16, 2018, the Company issued a press release announcing the director appointments. A copy of the press release is furnished as Exhibit 99.1 to this Current Report.
Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit Number		Description
99.1	—	Press Release dated April 16, 2018.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FOREST CITY REALTY TRUST, INC.

		By:	/s/ ROBERT G. O'BRIEN
		Name:	Robert G. O’Brien
		Title:	Executive Vice President and Chief Financial Officer

Date:	April 19, 2018